UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2009 (October 21, 2009)

HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued by Holly Corporation (the “Company”) on October 21, 2009 announcing that it intends to commence an offering of an additional $100 million principal amount of its existing 9.875% senior notes due 2017.
     A copy of certain information contained in the preliminary offering memorandum dated October 21, 2009 relating to the proposed private offering of the notes under the captions “Offering memorandum summary—Recent Developments,” “Risk factors” and “The proposed Sinclair Refinery acquisition” is attached as Exhibits 99.2, 99.3 and 99.4, respectively, to this report and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933 (“Securities Act”). By filing this report on Form 8-K pursuant to Item 7.01 and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibits 99.1, 99.2, 99.3 and 99.4, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3 and 99.4, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3 and 99.4, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3 and 99.4, is neither an offer to sell nor a solicitation of an offer to buy any of the notes. The notes that the Company intends to offer will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

99.1	—	Press Release of Holly Corporation issued October 21, 2009.*
99.2	—	Information contained under the caption “Offering memorandum summary—Recent Developments” in the preliminary offering memorandum.*
99.3	—	Information contained under the caption “Risk factors” in the preliminary offering memorandum.*
99.4	—	Information contained under the caption “The proposed Sinclair Refinery acquisition” in the preliminary offering memorandum.*

*	Furnished pursuant to Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: October 21, 2009

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of Holly Corporation issued October 21, 2009.*
99.2	—	Information contained under the caption “Offering memorandum summary—Recent Developments” in the preliminary offering memorandum.*
99.3	—	Information contained under the caption “Risk factors” in the preliminary offering memorandum.*
99.4	—	Information contained under the caption “The proposed Sinclair Refinery acquisition” in the preliminary offering memorandum.*

*	Furnished pursuant to Regulation FD.